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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                             EMPIRE RESOURCES, INC.
               (Exact name of Registrant as specified in charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



           001-12127                                      22-3136782
   (Commission file number)                   (IRS employer identification no.)

                                One Parker Plaza
                               Fort Lee, NJ 07024
                    (Address of principal executive offices)

                                 (201) 944-2200
              (Registrant's telephone number, including area code)


Item 9 - Regulation FD Disclosure

Empire Resources, Inc. filed with the Securities and Exchange Commission certifications by its Chief Executive Officer and Chief Financial Officer relating to its Quarterly Report on Form 10-Q for the period ended June 30, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of the filing was as follows:


CERTIFICATIONS

         The undersigned officer of Empire Resources, Inc. (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial




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condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.



Date: August 14, 2002         By: /s/ Nathan Kahn
                                  -----------------------------
                              Nathan Kahn, Chief Executive Officer and President


         The undersigned officer of Empire Resources, Inc. (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.



Date: August 14, 2002         By: /s/ Sandra Kahn
                                  -----------------------------
                              Sandra Kahn, Chief Financial Officer


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                             EMPIRE RESOURCES, INC.


Date: August 14, 2002        By: /s/ Sandra Kahn
                                 -----------------------------
                             Sandra Kahn
                             Chief Financial Officer